UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 5, 2014

Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2014 annual meeting of stockholders of Monotype Imaging Holdings Inc. (the “Company”), which was held on May 5, 2014 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated 2007 Stock Option and Incentive Plan (the “Plan”) to increase the aggregate number of shares authorized for issuance under the Plan by 3,000,000 shares to 9,383,560 shares of Common Stock and to modify certain provisions of the Plan (as amended and in effect, the “Second Amended and Restated Plan”). The Company’s executive officers, employees, non-employee directors and other key persons are eligible to receive awards under the Second Amended and Restated Plan, including stock options and restricted stock units, in accordance with the terms and conditions of the Second Amended and Restated Plan. The above description of the Second Amended and Restated Plan is a summary and is qualified in its entirety by the Second Amended and Restated Plan itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders also voted on the following matters, which are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 7, 2014: (i) to elect Robert L. Lentz, Douglas J. Shaw and Peter J. Simone (collectively, the “Nominees”) as Class II directors of the Company to serve until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal (“Proposal 1”); (ii) to hold an advisory vote on the Company’s executive compensation (“Proposal 2”); (iii) to approve the Second Amended and Restated Plan (“Proposal 3”) and (iv) to ratify the audit committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (“Proposal 4”). The result of the voting at the Annual Meeting is as follows:

Proposal 1. Election of Directors

	For	Against	Withheld	Broker Non-Votes

Robert L. Lentz	35,908,803	0	118,603	1,899,410

Douglas J. Shaw	35,910,982	0	116,424	1,899,410

Peter J. Simone	35,906,930	0	120,476	1,899,410

Proposal 2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

34,905,628	1,073,791	47,987	1,899,410

Proposal 3. Approval of the Second Amended and Restated Plan

For	Against	Abstain	Broker Non-Votes

34,875,562	1,134,038	17,806	1,899,410

Proposal 4. Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

37,845,475	62,132	19,209	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Monotype Imaging Holdings Inc. Second Amended and Restated 2007 Stock Option and Incentive Plan.(1)

(1)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (File No. 333-195732), filed with the Securities and Exchange Commission on May 6, 2014.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

May 6, 2014	By:	/s/ Douglas J. Shaw
Douglas J. Shaw
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Monotype Imaging Holdings Inc. Second Amended and Restated 2007 Stock Option and Incentive Plan.(1)

(1)	Incorporated by reference to the Company’s Registration Statement on Form S-8 (File No. 333-195732), filed with the Securities and Exchange Commission on May 6, 2014.